THE RIGHTIME FUND, INC.

Supplement Dated August 28, 2001
to the Prospectus
Dated January 1, 2001
relating to

The Rightime OTC Fund

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE
CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION
WITH THE PROSPECTUS.

1.	On August 15, 2001, the Board of Directors of The Rightime Fund,
Inc. (the "Company") approved a Plan of Liquidation on behalf of the Rightime OTC Fund (the "OTC Fund"), a series of shares offered by the Company. The Plan of Liquidation generally provides that: (i) the OTC Fund will proceed to sell or otherwise dispose of all of the assets of the Fund; (ii) the OTC Fund will pay or otherwise provide for the payment of all charges, taxes, expenses and other liabilities and obligations of the OTC Fund not assumed by other parties; and (iii) the proceeds of the sale or other disposition of such assets remaining after paying or providing for all of such liabilities and obligations will be distributed to the shareholders of the OTC Fund (or in the case of tax-deferred plans, distributed to the custodian or plan administrator of such plans for further disposition) in proportion to the number of shares of the OTC
Fund held by them, in one or more payments, all at such times and in such manner as the Directors of the Company consider appropriate. The liquidation will be completed on September 14, 2001. The exact date for payment of the liquidating distribution(s) will depend on the time required to liquidate the OTC Fund's assets. Liquidating distribution(s) will be sent to the record holder of each account. Shareholders who own shares in an IRA, 403(b)(7) Account or other self-directed tax-advantaged account may wish to instruct the custodian or plan administrator as to the further investment of the proceeds of the liquidation within the account.

	The payment of liquidating distributions to shareholders will be a taxable event. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

	The receipt of a liquidating distribution by an IRA, 403(b)(7) or other tax-advantaged account that holds shares of the OTC Fund generally would not be viewed as a taxable event to the owner; however, there are many rules governing tax-advantaged accounts and the transfer and rollover of such assets. In addition, tax results may vary depending on the status of the beneficial owner. Therefore, owners of tax-advantaged accounts should consult with their own tax advisers concerning the consequences of the liquidating distribution.






2.	In connection with the orderly liquidation of the OTC Fund,
effective August 28, 2001:

(a)	the OTC Fund will cease opening new accounts, and will not
accept additional voluntary investments from existing shareholders except as described in this supplement; and

(b)	existing shareholders of the OTC Fund with arrangements to purchase shares for their accounts through direct deposits, automatic purchase plans, payroll deductions, etc., should arrange to modify such instructions, but purchases of shares made under such plans will be honored through the date of the liquidation. Any additional purchases to the OTC Fund made through such a plan will be made without the payment of any front-end sales charge.

Shareholders of the OTC Fund continue to have all other rights accorded to shareholders in the Company, including the right to exchange their OTC Fund shares for shares of the other series offered by the Company. If you are considering an exchange, you must contact your Financial Representative or the Company's distributor for current information regarding the other series of the Company, as the Board of Directors of the Company is presently considering actions that will affect all of the shareholders of the Company. If the Board adopts any such actions, the Company will provide its shareholders with additional information via a further supplement and other documents.



PLEASE RETAIN FOR FUTURE REFERENCE